UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

50 Main Street
White Plains, New York	10606
(Address of principal executive	(Zip code)
offices)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On August 10, 2016, Bunge Limited Finance Corp. (“BLFC”), a 100%-owned finance subsidiary of Bunge Limited, completed the sale and issuance (the “Offering”) of $700 million aggregate principal amount of 3.250% Senior Notes due 2026 (the “Senior Notes”), guaranteed by Bunge Limited, pursuant to an underwriting agreement entered into with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters, dated August 10, 2016.  The Senior Notes were issued pursuant to an indenture, dated August 15, 2016 (the “Indenture”), by and among BLFC, Bunge Limited and U.S. Bank National Association, as trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Registration No. 333- 211218) (the “Registration Statement”) filed by Bunge Limited and BLFC with the Securities and Exchange Commission.  The net proceeds of the offering were approximately $695 million after deducting underwriting commissions and estimated offering expenses.  We intend to use the net proceeds from this offering for general corporate purposes, including, but not limited to, the repayment of outstanding indebtedness, which may include indebtedness under our revolving credit facilities.

The Underwriting Agreement, the Indenture and the opinion relating to the validity of the Senior Notes and the related guarantee have been filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K and each is incorporated by reference into this Report and the Registration Statement.

Bunge issued a press release announcing the pricing of the Offering on August 10, 2016.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 10, 2016, among Bunge Limited Finance Corp., Bunge Limited, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC

4.1	Indenture, dated August 15, 2016, by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank National Association (including the form of Senior Note)

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Limited Finance Corp. and the related Guarantee by Bunge Limited

99.1	Press Release Announcing the Pricing of the Senior Notes, dated August 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2016

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel, Chief Compliance Officer and Secretary

EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 10, 2016, among Bunge Limited Finance Corp., Bunge Limited, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC

4.1	Indenture, dated August 15, 2016, by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank National Association (including the form of Senior Note)

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Limited Finance Corp. and the related Guarantee by Bunge Limited

99.1	Press Release Announcing the Pricing of the Senior Notes, dated August 10, 2016